Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO
PURCHASE AND SALE AGREEMENT

AND

ASSIGNMENT OF PARTIAL INTEREST IN THE

PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ASSIGNMENT OF PARTIAL INTEREST IN THE PURCHASE AND SALE AGREEMENT (this “Amendment”), effective as of 10:00 a.m., Dallas, Texas time, on March 30, 2007, is entered into by and among Anadarko Petroleum Corporation, a Delaware corporation (“APC”), Anadarko Gathering Company, a Delaware corporation (“AGC”; APC and AGC collectively called “Seller”), EXCO Partners Operating Partnership, LP, a Delaware limited partnership and the successor by merger to Vernon Holdings, LLC (“EPOP”), and Vernon Gathering, LLC, a Delaware limited liability company and wholly owned subsidiary of EPOP (“Vernon Gathering”). Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Purchase Agreement referred to below.

RECITALS

WHEREAS, Seller and Vernon Holdings, LLC, a Delaware limited liability company (“Vernon Holdings”), entered into that certain Purchase and Sale Agreement (the “Purchase Agreement”), dated December 22, 2006, whereby Seller agreed to sell, and Vernon Holdings, among other things, agreed to purchase, accept and pay for the Assets and to assume the Assumed Seller Obligations;

WHEREAS, on March 30, 2007, Vernon Holdings became a wholly-owned subsidiary of EPOP;

WHEREAS, effective as of 10:00 a.m., Dallas, Texas time, on the date hereof, Vernon Holdings merged with and into EPOP, with EPOP surviving the merger as the successor to Vernon Holdings;

WHEREAS, effective as of 10:00 a.m., Dallas, Texas time, on the date hereof, Seller and EPOP (as successor by merger to Vernon Holdings) desire to amend the Purchase Agreement, among other things, (i) to permit the assignment by EPOP to Vernon Gathering of EPOP’s rights and obligations under the Purchase Agreement insofar as they relate to the AGC Assets (as defined in Section 1.8 hereof) and the Assumed AGC Obligations (as defined in Section 1.8 hereof) (the “Vernon Assignment”), (ii) to amend the Sections of the Purchase Agreement specified herein, (iii) to amend and restate Exhibits A, A-1 and B and Schedules 1.2(d) (parts 2 of 3 and 3 of 3) and 5.13 (part 3 of 4) to the Purchase Agreement, and (iv) to amend Schedule 5.7(a) to the Purchase Agreement; and

WHEREAS, EPOP desires to make the Vernon Assignment as provided in Article II hereof.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants, conditions and agreements herein and in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound by the terms hereof, agree as follows:

ARTICLE I
AMENDMENTS

Section 1.1                                      Acknowledgments and Agreements.

(a)                                  EPOP hereby advises Seller that Vernon Holdings has merged with and into EPOP, with EPOP surviving the merger. Seller and EPOP acknowledge and agree that from and after the effective time of the merger EPOP, as the successor by merger to Vernon Holdings, shall be deemed for all purposes under the Purchase Agreement, as amended hereby, to be “Purchaser” thereunder and hereunder, and the Purchase Agreement, pursuant to Section 12.10 thereof, shall be binding upon and inure to the benefit of EPOP as the successor to Vernon Holdings.

(b)                                 Seller, EPOP and Vernon Gathering agree that from and after the effective time of this Amendment, all references to “Purchaser” in the Purchase Agreement, as amended hereby, shall refer to Vernon Gathering insofar as, and only to the extent that, the use of such term in the Purchase Agreement, as amended hereby, relates to the rights and obligations of Purchaser in respect of the AGC Assets and the Assumed AGC Obligations.

(c)                                  Seller, EPOP and Vernon Gathering agree that, notwithstanding Section 12.19 of the Purchase Agreement, EPOP and Vernon Gathering shall be deemed to be express signatories and parties to the Purchase Agreement, as amended hereby.

(d)                                 EPOP and Vernon Gathering acknowledge and agree that they have no objection to the timing of the delivery by Seller of the Material Contracts delivered by Seller to Purchaser pursuant to Section 7.17 of the Purchase Agreement and no adjustment to the Purchase Price shall be required pursuant to Section 7.16 of the Purchase Agreement.

Section 1.2                                      Amendment to the Definitions Section of the Purchase Agreement.

The Definitions section of the Purchase Agreement is hereby amended by adding the following defined terms thereto:

“AGC Assets” has the meaning set forth in Section 12.10.

“Assumed AGC Obligations” has the meaning set forth in Section 12.10.

“EPOP” means EXCO Partners Operating Partnership, LP, a Delaware limited partnership.

“Mineral Interests” has the meaning set forth in Section 1.2(a).

“Vernon Gathering” means Vernon Gathering, LLC, a Delaware limited liability company and wholly-owned subsidiary of EPOP.

Section 1.3                                      Amendment to Section 1.2(a) of the Purchase Agreement. Section 1.2(a) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

(a)                                  All of (i) the oil and gas leases; subleases and other leaseholds; carried interests; farmout rights; options; and other properties and interests described on Exhibit A attached hereto, subject to such depth limitations and other restrictions as may be set forth on Exhibit A (collectively, the “Leases”) and (ii) fee mineral interests, fee royalty interests and other fee interests in oil, gas and other minerals described on Exhibit A (collectively, the “Mineral Interests”), (in each case) together with each and every kind and character of right, title, claim, and interest that Seller has in and to the lands covered by the Leases and Mineral Interests and the interests currently pooled, unitized, communitized or consolidated therewith (the “Lands”);

Section 1.4                                      Amendment to Section 1.2(c) of the Purchase Agreement. Section 1.2(c) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

(c)                                  All interests of Seller in or to any currently existing pools or units which include any Lands or all or a part of any Leases or Mineral Interests or include any Wells, including those pools or units shown on Exhibit A-1 (the “Units”; the Units, together with the Leases, Mineral Interests, Lands and Wells, being hereinafter referred to as the “Properties”), and including all interests of Seller in production of Hydrocarbons from any such Unit, whether such Unit production of Hydrocarbons comes from Wells located on or off of a Lease or Mineral Interest, and all tenements, hereditaments and appurtenances belonging to the Leases, the Mineral Interests and Units;

Section 1.5                                      Amendment to Section 1.2(h) of the Purchase Agreement. Section 1.2(h) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

(h)                                 All Hydrocarbons produced from or attributable to the Leases, Mineral Interests, Lands, and Wells from and after the Effective Time, together with Imbalances associated with the Properties;

Section 1.6                                      Amendment to Section 6.1 of the Purchase Agreement. All references to “limited liability company” in Section 6.1 of the Purchase Agreement are hereby replaced with “limited liability company or limited partnership, as applicable,”.

Section 1.7                                      Amendment to Section 9.2(f) of the Purchase Agreement. Section 9.2(f) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

(f)                                    written evidence reasonably acceptable to Purchaser of the termination of that certain Gas Gathering Agreement, dated November 1, 2006, by and between APC and AGC, with such termination effective as of the Closing Date.

Section 1.8                                      Amendment to Section 12.10 of the Purchase Agreement. Section 12.10 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

Section 1.9                                      No party shall assign all or any part of this Agreement, nor shall any party assign or delegate any of its rights or duties hereunder, without the prior written consent of the other party; provided, that Purchaser may, without the consent of Seller, assign its rights and obligations under the Purchase Agreement to Vernon Gathering insofar as, and solely to the extent that, such rights and obligations relate to (A) AGC’s right, title, interest and estate in and to the Assets which are to be described and covered by the Conveyance attached hereto as Exhibit B-2 (the “AGC Assets”), including the right to receive the AGC Assets at the Closing,  and (B) the Assumed Seller Obligations that are obligations or liabilities with respect to the AGC Assets (the “Assumed AGC Obligations”), but no such assignment shall relieve EPOP, as successor by merger to Vernon Holdings, of its obligations hereunder or relieve the guarantor of its obligations under the Guaranty Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 1.10                                Replacement of Exhibit B to the Purchase Agreement. Exhibit B to the Purchase Agreement is hereby replaced in its entirety with Exhibits B-1 and B-2 attached hereto, all references to “Exhibit B” in the Purchase Agreement are hereby replaced with “Exhibits B-1 and B-2” and the term “Conveyance” as used in the Purchase Agreement shall hereinafter refer collectively to the conveyances in substantially the forms of Exhibits B-1 and B-2.

Section 1.11                                Amendment and Restatement of Exhibits A and A-1 and Schedules 1.2(d)(parts 2 of 3 and 3 of 3) and 5.13(part 3 of 4) to the Purchase Agreement. Exhibits A and A-1 and Schedules 1.2(d)(parts 2 of 3 and 3 of 3) and 5.13(part 3 of 4) to the Purchase Agreement are hereby amended and restated in their entirety to read as set forth on Exhibits A and A-1 and Schedules 1.2(d)(parts 2 of 3 and 3 of 3) and 5.13(part 3 of 4), respectively, attached hereto. Any parts to Schedules 1.2(d) and 5.13 that have not been so amended and restated shall remain unchanged.

Section 1.12                                Separate Assignment of Transportation Agreements. That certain Agreement and Statement of Operating Conditions dated July 1, 2005, between Anadarko Energy Services Company (“AESC”) and PanEnergy Louisiana Intrastate, LLC reflected as AESC contract #9142 on Schedule 1.2(d) (part 2 of 3) to the original Purchase Agreement and that certain Section 311 and Intrastate Firm Transportation Agreement dated June 8, 2005, between AESC and Regency Intrastate Gas LLC reflected as AESC contract #9400 on Schedule 1.2(d) (part 2 of 3) to the original Purchase Agreement (collectively, the “311 Transportation Agreements”) and that certain Gas Purchase Agreement dated November 1, 2005, between AESC and EOG Resources reflected as AESC contract #9349 on Schedule 1.2(d) (part 2 of 3) to the original Purchase Agreement (the “EOG Gas Purchase Agreement”) will be held back from the Assets to be transferred and conveyed to Purchaser at Closing. The 311 Transportation Agreements and, subject to receipt of the applicable Transfer Requirement, the EOG Gas Purchase Agreement will be transferred and conveyed to Purchaser at a delayed Closing on April 30 (which shall become the new Closing Date with respect to the 311 Transportation Agreements and EOG Gas Purchase Agreement); provided, however, for all other purposes under Article 11 of the Purchase Agreement the 311 Transportation Agreements and EOG Gas Purchase Agreement shall be deemed “Assets” as of the original Closing Date.

Section 1.13                                Amendment to Schedule 5.7(a) to the Purchase Agreement. Schedule 5.7(a) to the Purchase Agreement is hereby amended by adding the Proceeding described on

Schedule 1.13 attached hereto to the end of Schedule 5.7(a) to the Purchase Agreement. Seller, EPOP and Vernon Gathering agree that such Proceeding shall be an Excluded Seller Obligation for all purposes under the Purchase Agreement.

Section 1.14                                Certificates of Title. As soon as reasonably possible following Closing, but by no later than May 18, 2007, Seller shall deliver all documentation necessary to transfer title to the vehicles owned by either Seller or any of their respective Affiliates and included among the Assets.

ARTICLE II

ASSIGNMENT

Section 2.1                                      Partial Assignment of Interest in the Purchase Agreement.

(a)                                  EPOP hereby assigns to Vernon Gathering all of EPOP’s rights under the Purchase Agreement insofar as, and solely to the extent that, such rights relate to the AGC Assets, including the right to receive the AGC Assets at the Closing.

(b)                                 Subject to indemnification by Seller under Section 11.5, on the Closing Date, Vernon Gathering agrees to assume and to fulfill, perform, pay and discharge (or cause to be fulfilled, performed, paid or discharged) the Assumed AGC Obligations.

(c)                                  Seller hereby agrees to execute and deliver the conveyance attached hereto as Exhibit B-2 to Vernon Gathering at the Closing, and Vernon Gathering hereby agrees to execute and deliver such conveyance to Seller at the Closing.

ARTICLE III
MISCELLANEOUS

Section 3.1                                      Severability. If any term or other provisions of this Amendment is held invalid, illegal or incapable of being enforced under any rule of Law, all other conditions and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in a materially adverse manner with respect to either party; provided, however, that if any such term or provision may be made enforceable by limitation thereof, then such term or provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable Law

Section 3.2                                      Governing Law and Venue. THIS AMENDMENT AND THE LEGAL RELATIONS BETWEEN THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS OTHERWISE APPLICABLE TO SUCH DETERMINATIONS. JURISDICTION AND VENUE WITH RESPECT TO ANY DISPUTES ARISING HEREUNDER SHALL BE PROPER ONLY IN HARRIS COUNTY, TEXAS.

Section 3.3                                      Counterparts. This Amendment may be executed and delivered (including by facsimile transmission) in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement.

Section 3.4                                      Ratification. The parties hereto hereby ratify and approve the Purchase Agreement, as amended hereby, and the parties hereto acknowledge that all of the terms and provisions of the Purchase Agreement, as amended hereby, are and remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment is executed by the parties hereto as of the date set forth above.

ANADARKO PETROLEUM CORPORATION

By:	/s/ Albert L. Richey
Name:	Albert L. Richey
Title:	Vice President, Corporate Development

ANADARKO GATHERING COMPANY

By:	/s/ Albert L. Richey
Name:	Albert L. Richey
Title:	Vice President, Corporate Development

EXCO PARTNERS OPERATING PARTNERSHIP, L.P.

By:	EXCO Partners OLP GP, LLC, its sole general partner

By:	/s/ R. L. Hodges
Name:	R. L. Hodges
Title:	Vice President – Land

VERNON GATHERING, LLC

By:	/s/ R. L. Hodges
Name:	R. L. Hodges
Title:	Vice President – Land

SIGNATURE PAGE

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND

ASSIGNMENT OF PARTIAL INTEREST IN PURCHASE AND SALE AGREEMENT